Exhibit 10.1

AMENDMENT NO. 1

DATED AS OF SEPTEMBER 28, 2011

TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT

DATED AS OF SEPTEMBER 29, 2010

This AMENDMENT NO. 1 (this “Amendment”), dated as of September 28, 2011, to the Second Amended and Restated Loan Agreement, dated as of September 29, 2010 (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), is made by and among G&K Receivables Corp., a Minnesota corporation (“Borrower”), G&K Services, Inc., a Minnesota corporation, in its capacity as the initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, “Servicer”), Three Pillars Funding LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Lender”), SunTrust Bank, a Georgia banking corporation, as letter of credit issuer (in such capacity, the “LC Issuer”) and SunTrust Robinson Humphrey, Inc., a Tennessee corporation, as agent and administrator for Lender (in such capacity, together with its successor and assigns in such capacity, “Administrator”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Agreement.

BACKGROUND

A. The parties hereto have previously entered into and are currently parties to the Loan Agreement.

B. The parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Amendments to the Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Loan Agreement is hereby amended as follows:

(a) The defined term “Facility Limit” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Facility Limit” means $50,000,000.

(b) The defined term “LC Sublimit” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“LC Sublimit” means, at any time, the lesser of (a) $30,000,000 and (b) the Facility Limit.

(c) The defined term “Liquidity Termination Date” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Liquidity Termination Date” means September 27, 2013, as such date may be extended from time to time by the Liquidity Banks in accordance with the Liquidity Agreement.

(d) The defined term “Scheduled Commitment Termination Date” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Scheduled Commitment Termination Date” means September 27, 2013, as extended from time to time by mutual agreement of the parties hereto.

(e) Section 10.2.3 (Default Ratio) of the Loan Agreement is hereby amended by deleting the percentage “2.00%” appearing therein and inserting the percentage “1.75%” in lieu thereof.

(f) Section 10.2.4. (Dilution Ratio) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Section 10.2.4. Dilution Ratio. The Short Dilution Ratio shall equal or exceed 4.00% on a rolling three-fiscal-month average basis at any time on or after the date hereof or the Long Dilution Ratio shall equal or exceed 4.00% on a rolling three-fiscal-month average basis at any time on or after the date hereof.

(g) Section 10.2.5. (Delinquency Ratio) of the Loan Agreement is hereby amended by deleting the percentage “2.75%” appearing therein and inserting the percentage “2.50%” in lieu thereof.

(h) Exhibit A to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit A set forth in Annex 1 hereto.

(i) Exhibit B to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit B set forth in Annex 2 hereto.

Section 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a) Administrator shall have received counterparts of this Amendment duly executed by each party hereto;

(b) Administrator shall have received counterparts of the Seventh Amended and Restated Fee Letter duly executed by the Borrower;

(c) Administrator shall have received, in immediately available funds, the Extension Fee equal to the product of (i) 0.11% and (ii) the Facility Limit pursuant to the Seventh Amended and Restated Fee Letter; and

(d) Administrator shall have received a properly completed and executed Third Amended and Restated Lender Note (such Lender Note to be in the form attached to this Amendment as Annex 2).

Section 3. Reference to and Effect on the Loan Agreement. Upon the effectiveness of this Amendment, (i) Borrower and Servicer each hereby reaffirms all covenants, representations and warranties made by it in Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and (ii) each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to the Loan Agreement as amended hereby.

Section 4. Scheduled Commitment Termination Date. Each of the parties hereto hereby agrees that the Scheduled Commitment Termination Date shall be as provided herein notwithstanding any prior noncompliance with the timing provisions with respect to extensions set forth in Section 2.6 of the Loan Agreement.

Section 5. Expenses. Borrower hereby reaffirms its obligations under Section 15.4 of the Loan Agreement to pay all costs and expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by the LC Issuer, the Administrator, the Lender, each Liquidity Bank, each Credit Bank and Servicer in connection with the preparation, execution and delivery of this Amendment and the agreements and instruments related hereto.

Section 6. Effect. Except as otherwise amended by this Amendment, the Loan Agreement shall continue in full force and effect and is hereby ratified and confirmed.

Section 7. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 8. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THE PERFECTION, OR THE EFFECT OF PERFECTION OR NONPERFECTION, OF THE SECURITY INTERESTS OF ADMINISTRATOR, FOR THE BENEFIT OF THE SECURED PARTIES.

Section 9. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

G&K RECEIVABLES CORP., as Borrower

By:	/s/ Jeffrey L. Wright
	Name:	Jeffrey L. Wright
	Title:	Chief Financial Officer

G&K SERVICES, INC., as Initial Servicer

By:	/s/ Jeffrey L. Wright
	Name:	Jeffrey L. Wright
	Title:	Chief Financial Officer

Signature Page

to

Amendment No. 1 to Second Amended and Restated Loan Agreement

THREE PILLARS FUNDING LLC, as Lender

By:	/s/ Doris J. Hearn
	Name:	Doris J Hearn
	Title:	Vice President

Signature Page

to

Amendment No. 1 to Second Amended and Restated Loan Agreement

SUNTRUST ROBINSON HUMPHREY, INC., as Administrator

By:	/s/ Jason Meyer
	Name:	Jason Meyer
	Title:	Director

Signature Page

to

Amendment No. 1 to Second Amended and Restated Loan Agreement

SUNTRUST BANK, as LC Issuer

By:	/s/ Joe Franke
	Name:	Joe Franke
	Title:	Senior Vice President

Signature Page

to

Amendment No. 1 to Second Amended and Restated Loan Agreement

ANNEX 1

EXHIBIT A

BORROWING REQUEST

[Date]

To:	Three Pillars Funding LLC (“Lender”)

From:	G&K Receivables Corp. (“Borrower”)

Re:	Second Amended and Restated Loan Agreement dated as of September 29, 2010, among Borrower, Lender, SunTrust Bank, as LC Issuer and SunTrust Robinson Humphrey, Inc., as Administrator (the “Agreement”)

A	(i)	Pursuant to Section 2.2 of the Agreement, the undersigned hereby requests a Loan from Lender in an amount equal to the following (at least $1,000,000 or a larger integral multiple of $500,000):	$

	(ii)	The date such Loan is requested is:		/ /201

	(iii)	The requested maturity date of the Loan is:		/ /201

	(iv)	The aggregate Credit Exposure outstanding under the Agreement, after giving effect to the requested Loan under (i) above, will equal:	$

	(v)	The amount in (iv) above does not exceed the Facility Limit which equals:	$

	(vi)	The amount in (iv) above does not exceed the Borrowing Base which equals:	$

	(vii)	The wiring instructions for such Loan are as follows:

Bank Name:
Location:
ABA Routing No.:
For credit to:
Reference:
Attention:

B. As of the date hereof and the date of making of such Loan, each of the representations and warranties contained in Article VIII of the Agreement shall be true and correct on and as of the date hereof and, if applicable, the date of such Loan, and no Significant Event or Unmatured Significant Event has occurred and is continuing or shall exist after giving effect to the Loan requested hereby.

Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

The undersigned certifies to the accuracy of the foregoing.

G&K RECEIVABLES CORP.

Date:	By:
Name:
Title:

ANNEX 2

THIRD AMENDED AND RESTATED LENDER NOTE

$50,000,000.00	September 28, 2011

FOR VALUE RECEIVED, G&K RECEIVABLES CORP., a Minnesota corporation (the “Borrower”), promises to pay to the order of THREE PILLARS FUNDING LLC, a Delaware limited liability company (the “Lender”) on or before the Scheduled Commitment Termination Date, the principal sum of Fifty Million and no/100 Dollars ($50,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and/or any continuation thereof and/or in the records of the Lender) made by the Lender pursuant to that certain Second Amended and Restated Loan Agreement, dated as of September 29, 2010 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Loan Agreement”), among Borrower, G&K Services, Inc., as servicer, the Lender, SunTrust Bank, as LC Issuer and SunTrust Capital Markets, Inc., as Administrator (the “Administrator”). This note amends and restates in its entirety that certain Second Amended and Restated Lender Note dated September 29, 2010.

Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

Payments of both principal and interest are to be made in lawful money of the United States of America in immediately available funds to the account designated by Administrator pursuant to the Loan Agreement.

This promissory note is the “Lender Note” referred to in, and evidences indebtedness incurred under, the Loan Agreement, and the holder hereof is entitled to the benefits of the Loan Agreement, to which reference is made for a description of the security for this Lender Note and for a statement of the terms and conditions on which Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced hereby and on which such indebtedness may be declared to be immediately due and payable. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Loan Agreement.

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS LENDER NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

G&K RECEIVABLES CORP.

By
Name:
Title:

SCHEDULE ATTACHED TO

THIRD AMENDED AND RESTATED LENDER NOTE DATED SEPTEMBER 28, 2011 OF

G&K RECEIVABLES CORP.

PAYABLE TO THE ORDER OF THREE PILLARS FUNDING LLC

DATE OF LOAN	AMOUNT OF LOAN	AMOUNT OF REPAYMENT